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                                                                    EXHIBIT 23.2

                 CONSENT OF INDEPENDENT GEOLOGICAL CONSULTANTS

     As independent geological consultants, we hereby consent to the use of our report (and to all references to our firm) included in or made a part of this registration statement.

                                            /s/  Douglas International, Inc.
                                            ------------------------------------

Denver, Colorado
December 13, 1996